Energy Exploration Energy Howard Weil 2012 Energy Conference March 2012 American Standard Energy Corp. TICKER: ASEN (OTCBB)

TICKER: ASEN (OTCBB) ASENERGYCORP.COM Cautionary Statements Regarding Forward - Looking Statements This presentation may contain information that includes or is based upon “forward - looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward - looking statements may include, but are not limited to, statements regarding oil and gas prices, our ability to raise capital, general economic or industry conditions nationally and/or in the communities in which our Company conducts business, legislation or regulatory requirements, conditions of the securities markets, other economic, competitive, governmental, regulatory and technical factors affecting our Company's operations, products, services and prices. No forward - looking statement can be guaranteed and actual results may differ materially from those projected. American Standard Energy Corp. (the “Company”) undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events, or otherwise. Forward - looking statements in this presentation should be evaluated together with the many uncertainties that affect the Company’s business including those mentioned in the Risk Factors in Item 1A of the Company’s Form 10 - K for the year ended December 31, 2012, and in any Risk Factors or cautionary statements contained in our periodic reports on Form 10 - Q or current reports on Form 8 - K, which are hereby incorporated by reference. 2

TICKER: ASEN (OTCBB) ASENERGYCORP.COM COMPANY OVERVIEW • American Standard Energy Corp is leveraged in three of the largest unconventional shale plays in the US today : • 29,000 net acre position in the Permian Basin heavily focused on the Wolf Camp Shale unconventional shale play; • 7,400 net acres in the Eag le Ford Shale formation of South Texas. We hold a mixture of majority interest operated acreage and minority interest non - operated acreage in this play; and • 42,200 net acres of minority interest, non - operated leases in the Bakken being developed by best - in - class, established operating partners. 3

TICKER: ASEN (OTCBB) ASENERGYCORP.COM INVESTOR HIGHLIGHTS • ASEN is leveraged to a diversified portfolio of attractive unconventional shale plays in the US. • The Company employs an efficient operating model, pushing nearly all fixed overhead costs to third parties to maximize operational flexibility. ASEN Key Statistics Market Cap: $115MM Total Debt: $75MM Avg Trading Volume (3month): 60,000 Total Shares Outstanding: 45.3MM* Insider Ownership: 58% 4 * As of 03/20/12

TICKER: ASEN (OTCBB) ASENERGYCORP.COM ASSET SUMMARY LOCATION ACREAGE WELL COUNT 2012 CAPEX BUDGET INCREMENTAL NET NEW WELLS IN 2012 GROSS NET GROSS NET Permian 38,800 29,000 221 178.2 $20 - 40 MM 10 - 20 Eagle Ford 19,900 7,400 28 7.1 $14 - 18 MM 1.75 – 2.0 Bakken 456,000 42,200 140 2.1 $27 - 54MM 3.0 – 6.0 Misc. Texas & Other Assets 5,600 4,900 47 32.2 $2 - 5MM - Niobrara 51,500 25,800 - - - - 5

TICKER: ASEN (OTCBB) ASENERGYCORP.COM GEOGRAPHIC OVERVIEW Bakken Formation Eagle Ford Formation Permian Basin Niobrara Formation ASEN: Targeted Leverage Against Prolific Shale Plays 6

TICKER: ASEN (OTCBB) ASENERGYCORP.COM PERMIAN BASIN OVERVIEW C O E M B H R L Q S P F N D K . I J A G COUNTY NET ACRES NET LOCATIONS R CROCKETT 5,700 140 T EDWARDS 4,700 116 O CRANE 3,700 80 B LEA* 2,200 52 P UPTON 2,500 45 I HOWARD 2,000 51 S SCHLEICHER 1,600 39 A EDDY* 1,400 28 N STERLING 1,200 29 TOTAL 25,000 580 Key Drillable Concentrations Net Acreage Net Vertical Locations Total Net Wells Today > 25 Locations Per County 25,000 580 116.1 < 25 Locations Per County 4,000 77 75.5 Key Permian Basin Positions By County Counties with less than 25 drillable locations: C) Yoakum, D) Terry, E) Gaines, F) Borden, G) Scurry, H) Andrews, J) Mitchell, K) Reeves, M) Glasscock, Q) Reagan. Deep Drilling Inventory of Conventional Targets In Concentrated Positions T 7 * Non - Operated

PERMIAN BASIN OVERVIEW

Unconventional (Horizontal) Targets: Wolf Bone and Wolf Camp Exposure


NEW MEXICO
TEXAS
Paleozoic Composite TPS
Northern Shelf
Permian Basin Province
A
B
K
Central Basin
Midland Basin
Eastern Shelf
N
O
P
Q
R
S
Pecos Basin
Val Verde Basin
Marathon Fold and Thrust Belt
UNITED STATES
MEXICO

Wolf Bone Shale Acreage

3,700 Net Acres
37 Net Drill Locations

- Primarily Non Operated Acreage.
- Notable operators: Apache, Cimarex, Chevron, Pitts, Raw

Wolf Camp Shale Acreage

19,900 Net Acres
199 Net Drill Locations

- 85-100% WI, Operated Acreage
- Contract operating relationships in place.
- Defining a horizontal drilling program.

TICKER: ASEN (OTCBB)
ASENERGYCORP.COM

8

TICKER: ASEN (OTCBB) ASENERGYCORP.COM PERMIAN BASIN KEY ACREAGE Larger Leases in Close Proximity to Highly Prospective Unconventional Shale Drilling Activities Crane County, TX 3,700 Net Acres 37.3 Net Locations Upton County 2,500 Net Acres 25.4 Net Locations Crockett County 5,700 Net Acres 57.3 Net Locations Schleicher County 1,600 Net Acres 16.4 Net Locations Reagan County 500 Net Acres 4.8 Net Locations • ASEN has accumulated a meaningful position in the emerging unconventional shale play of the Permian Basin. • ASEN holds ~14,000 net acres in close proximity to EOG, DVN, PXD, & AREX. • ASEN could drill up to 140 net horizontal wells on 100 acre spacing. • This represents more than 44 MM BOE net EUR. 9

TICKER: ASEN (OTCBB) ASENERGYCORP.COM PERMIAN BASIN KEY ACREAGE Key Leases in Crockett & Schleicher Counties Wolf Camp Shale Acreage 7,300 Net Acres 73.7 Net Drill Locations • 100% WI, Operated Acreage • Defining a horizontal drilling program. • Close proximity to active Unconventional Wolfcamp drilling activities 10

TICKER: ASEN (OTCBB) ASENERGYCORP.COM PERMIAN BASIN ECONOMICS Wolfberry Well Profile Average Well Statistics • 125 - 150,000 EUR • 125+ BOEPD IP • 65% Oil / 35% Gas 0.0% 5.0% 10.0% 15.0% 20.0% $75.00 $85.00 $95.00 $105.00 IRR Price of Crude Oil Wolfberry Economics by Well Cost and Price of Oil IRR @ $1.8mm IRR @ $2.0mm IRR @ $2.1mm 11 2012 CAPEX : • Drill 5 - 10 new wells • $1.8 - 2.1MM per well • Evaluating an expanded Wolfberry drilling program in select counties Unconventional Wolfcamp Shale Well Profile Average Well Statistics • 350 - 450,000 EUR • 500+ BOEPD IP • 80% Oil / 20% Gas 2012 CAPEX : • Evaluating prospective drilling locations. • Evaluating opportunities to unitize and farm - in/out select acreage. • $5.0 - 6.0MM per well 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% $75.00 $85.00 $95.00 $105.00 IRR Price of Crude Oil Unconventional Wolfcamp Shale Economics by Well Cost and Price of Oil IRR @ $5.0mm IRR @ $5.5mm IRR @ $2.1mm $6.0mm

TICKER: ASEN (OTCBB) ASENERGYCORP.COM EAGLE FORD SHALE OVERVIEW Unconventional Targets in Liquids Rich Acreage C B A MAP COUNTY NET ACRES NET WELLS NET DRILL LOCATIONS A La Salle & Frio 1,200 2.0 8.0 B Wilson & Gonzales 1,300 2.0* 13.3 C Maverick 4,900 5.3* 43.7 TOTAL 7,400 9.3 65.0 ASEN has meaningful acreage positions in the Eagle Ford: • The majority of these assets are in the liquids - rich, oil window; • Maverick County also holds additional conventional drilling opportunities; • ASEN’s Eagle Ford acreage represents more than 20MM BOE net EUR. *Vertical wells from legacy operations 12

TICKER: ASEN (OTCBB) ASENERGYCORP.COM EAGLE FORD SHALE OVERVIEW Key Assets in Close Proximity to Active Drilling A . La Salle & Frio 1,200 Net Acres 2.0 Net Wells 8.0 Net Drill Locations B . Wilson and Gonzales 1,300 Net Acres 2.0 Net Wells* 13.3 Net Drillable Locations *Vertical wells in older formations C. Maverick County 4,900 Net Acres 5.3 Net Wells* 43.7 Net Drill Locations *Vertical wells testing the Eagle Ford 13

TICKER: ASEN (OTCBB) ASENERGYCORP.COM EAGLE FORD SHALE OVERVIEW Auld Shipman Project – La Salle & Frio • Projected to account for 500+ BOEPD in 2012. • Wells are currently awaiting infrastructure completion . • This project is located between the Charlotte Fault and the Sligo Shelf Margin. • Acreage is largely de - risked by Goodrich’s Burns Ranch Wells to the west and Cabot’s Armenius Lease to the north. • To date, we have participated in 23 gross wells with Cheyenne Petroleum Company as operator and ASEN owns a 10% working interest in this project with 12 additional wells expected to be drilled in 2012. 14

TICKER: ASEN (OTCBB) ASENERGYCORP.COM EAGLE FORD SHALE ECONOMICS Auld Shipman Indicative Profile Average Well Statistics • 400 - 500,000+ EUR • 900 - 1500+ BOEPD IP • 70+% Oil / 30% Gas 2012 CAPEX : • Participate in 2.0+ net new wells in La Salle & Frio. • Net CAPEX to ASEN’s interest of $0.8MM per well in La Salle & Frio. • Evaluate drilling opportunities in Wilson, Gonzales and Maverick Counties. 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $75.00 $85.00 $95.00 $105.00 IRR Price of Crude Oil Eagle Ford Economics by Well Cost and Price of Oil IRR @ $7.5mm IRR @ $8.0mm IRR @ $9.0mm 15

TICKER: ASEN (OTCBB) ASENERGYCORP.COM BAKKEN SHALE OVERVIEW Strong Leverage to Active Drilling in the Fairway COUNTY NET ACRES NET WELLS NET DRILLING LOCATIONS A DIVIDE 8,300 0.3 51.6 D MOUNTRAIL 7,400 0.6 45.7 I STARK 6,300 0 36.2 B BURKE 5,800 0.1 30.2 C WILLIAMS 4,900 0.4 30.2 F DUNN 3,400 0.2 21.0 E MCKENZIE 2,400 0.4 14.7 G GOLDEN VALLEY 2,400 0 15.0 H BILLINGS 1000 0 6.3 J HETTINGER 300 0 1.9 TOTAL 42,200 2.0 252.8 KEY NET ACRES 5,000+ acres 2,000 - 5,000 acres Less than 2,000 acres • ASEN has a multi - year drilling inventory positioned within the Bakken fairway. • Total Williston Basin net wells represent approximately 93MM BOE net EUR. 16

TICKER: ASEN (OTCBB) ASENERGYCORP.COM BAKKEN SHALE KEY ACREAGE T 37 N R 54 E T 37 N R 55 E T 37 N R 56 E T 37 N R 53 E T 37 N R 57 E T 37 N R 58 E T 36 N R 53 E T 36 N R 54 E T 36 N R 55 E T 36 N R 56 E T 36 N R 57 E T 36 N R 58 E T 35 N R 53 E T 35 N R 54 E T 35 N R 55 E T 35 N R 56 E T 35 N R 57 E T 35 N R 58 E T 34 N R 55 E T 34 N R 56 E T 34 N R 53 E T 34 N R 54 E T 34 N R 57 E T 34 N R 58 E T 33 N R 53 E T 33 N R 54 E T 33 N R 55 E T 33 N R 56 E T 33 N R 57 E T 33 N R 58 E T 32 N R 59 E T 32 N R 57 E T 32 N R 58 E T 32 N R 55 E T 32 N R 56 E T 32 N R 54 E T 31 N R 54 E T 31 N R 59 E T 31 N R 55 E T 31 N R 56 E T 31 N R 57 E T 31 N R 58 E T 30 N R 57 E T 30 N R 58 E T 30 N R 55 E T 30 N R 56 E T 30 N R 54 E T 30 N R 59 E T 29 N R 59 E T 29 N R 58 E T 29 N R 57 E T 29 N R 56 E T 29 N R 55 E T 29 N R 54 E T 28 N R 56 E T 28 N R 55 ET 28 N R 54 E T 28 N R 59 E T 28 N R 57 E T 28 N R 58 E T 27 N R 59 E T 27 N R 54 E T 27 N R 58 E T 27 N R 56 E T 27 N R 57 E T 27 N R 55 E T 26 N R 59 E T 26 N R 58 E T 26 N R 54 E T 26 N R 55 E T 26 N R 56 E T 26 N R 57 E T 25 N R 58 E T 25 N R 59 E T 25 N R 57 E T 25 N R 54 E T 25 N R 55 E T 25 N R 56 E T 24 N R 57 E T 24 N R 56 E T 24 N R 55 E T 24 N R 60 E T 24 N R 58 E T 24 N R 59 E T 23 N R 60 E T 23 N R 55 E T 23 N R 59 E T 23 N R 58 E T 23 N R 56 E T 23 N R 57 E T 22 N R 55 E T 22 N R 58 E T 22 N R 59 E T 22 N R 60 E T 22 N R 57 E T 22 N R 56 E T 21 N R 60 E T 21 N R 59 E T 21 N R 58 E T 21 N R 56 E T 21 N R 57 E T 21 N R 55 E T 20 N R 56 E T 20 N R 55 E T 20 N R 60 E T 20 N R 59 E T 20 N R 58 E T 20 N R 57 E T 19 N R 58 E T 19 N R 59 E T 19 N R 55 E T 19 N R 60 E T 19 N R 56 E T 19 N R 57 E T 18 N R 55 E T 18 N R 56 E T 18 N R 57 E T 18 N R 58 E T 18 N R 59 E T 18 N R 60 E T 17 N R 56 E T 17 N R 57 E T 17 N R 55 E T 17 N R 58 E T 17 N R 59 E T 17 N R 60 E T 16 N R 55 E T 16 N R 56 E T 16 N R 58 E T 16 N R 57 E T 16 N R 59 E T 16 N R 60 E T 15 N R 55 E T 15 N R 56 E T 15 N R 57 E T 15 N R 58 E T 15 N R 60 E T 15 N R 59 E T 14 N R 57 E T 14 N R 58 E T 14 N R 56 E T 14 N R 59 E T 14 N R 60 E T 14 N R 55 E T 13 N R 59 E T 13 N R 60 E T 13 N R 55 E T 13 N R 56 E T 13 N R 58 E T 13 N R 57 E T 12 N R 61 E T 12 N R 60 E T 12 N R 59 E T 12 N R 58 E T 12 N R 56 E T 12 N R 57 E T 11 N R 61 E T 11 N R 57 E T 11 N R 58 E T 11 N R 60 E T 11 N R 59 E T 11 N R 56 E T 10 N R 56 E T 10 N R 57 E T 10 N R 58 E T 10 N R 61 E T 10 N R 60 E T 10 N R 59 E T 9 N R 59 E T 9 N R 60 E T 9 N R 61 E T 9 N R 58 E T 9 N R 57 E T 9 N R 56 E T 164 N R 80 W T 164 N R 95 W T 164 N R 94 W T 164 N R 88 W T 164 N R 87 W T 164 N R 89 W T 164 N R 93 W T 164 N R 98 W T 164 N R 97 W T 164 N R 96 W T 164 N R 86 W T 164 N R 103 W T 164 N R 99 W T 164 N R 102 W T 164 N R 92 W T 164 N R 81 W T 164 N R 85 W T 164 N R 100 W T 164 N R 101 W T 164 N R 82 W T 164 N R 90 W T 164 N R 84 W T 164 N R 83 W T 164 N R 91 W T 163 N R 91 W T 163 N R 90 W T 163 N R 96 W T 163 N R 95 W T 163 N R 94 W T 163 N R 93 W T 163 N R 92 W T 163 N R 97 W T 163 N R 99 W T 163 N R 98 W T 163 N R 102 W T 163 N R 101 W T 163 N R 88 W T 163 N R 87 W T 163 N R 89 W T 163 N R 103 W T 163 N R 100 W T 163 N R 86 W T 163 N R 85 W T 163 N R 84 W T 163 N R 83 W T 163 N R 80 W T 163 N R 81 W T 163 N R 82 W T 162 N R 95 W T 162 N R 94 W T 162 N R 93 W T 162 N R 96 W T 162 N R 92 W T 162 N R 97 W T 162 N R 91 W T 162 N R 90 W T 162 N R 89 W T 162 N R 98 W T 162 N R 88 W T 162 N R 101 W T 162 N R 100 W T 162 N R 99 W T 162 N R 87 W T 162 N R 102 W T 162 N R 103 W T 162 N R 86 W T 162 N R 82 W T 162 N R 81 W T 162 N R 80 W T 162 N R 85 W T 162 N R 84 W T 162 N R 83 W T 161 N R 95 W T 161 N R 94 W T 161 N R 96 W T 161 N R 93 W T 161 N R 91 W T 161 N R 90 W T 161 N R 89 W T 161 N R 98 W T 161 N R 97 W T 161 N R 92 W T 161 N R 99 W T 161 N R 100 W T 161 N R 101 W T 161 N R 102 W T 161 N R 103 W T 161 N R 81 W T 161 N R 80 W T 161 N R 88 W T 161 N R 87 W T 161 N R 82 W T 161 N R 86 W T 161 N R 85 W T 161 N R 83 W T 161 N R 84 W T 160 N R 93 W T 160 N R 92 W T 160 N R 90 W T 160 N R 99 W T 160 N R 91 W T 160 N R 98 W T 160 N R 96 W T 160 N R 100 W T 160 N R 94 W T 160 N R 97 W T 160 N R 95 W T 160 N R 101 W T 160 N R 103 W T 160 N R 102 W T 160 N R 89 W T 160 N R 81 W T 160 N R 82 W T 160 N R 80 W T 160 N R 83 W T 160 N R 88 W T 160 N R 85 W T 160 N R 87 W T 160 N R 86 W T 160 N R 84 W T 159 N R 94 W T 159 N R 93 W T 159 N R 90 W T 159 N R 89 W T 159 N R 98 W T 159 N R 97 W T 159 N R 92 W T 159 N R 91 W T 159 N R 96 W T 159 N R 95 W T 159 N R 99 W T 159 N R 101 W T 159 N R 100 W T 159 N R 88 W T 159 N R 103 W T 159 N R 102 W T 159 N R 85 W T 159 N R 84 W T 159 N R 86 W T 159 N R 87 W T 159 N R 83 W T 159 N R 82 W T 159 N R 81 W T 158 N R 95 W T 158 N R 94 W T 158 N R 96 W T 158 N R 97 W T 158 N R 103 W T 158 N R 90 W T 158 N R 89 W T 158 N R 93 W T 158 N R 101 W T 158 N R 100 W T 158 N R 92 W T 158 N R 102 W T 158 N R 99 W T 158 N R 98 W T 158 N R 91 W T 158 N R 81 W T 158 N R 85 W T 158 N R 84 W T 158 N R 88 W T 158 N R 83 W T 158 N R 82 W T 158 N R 86 W T 158 N R 87 W T 157 N R 103 W T 157 N R 102 W T 157 N R 94 W T 157 N R 93 W T 157 N R 101 W T 157 N R 100 W T 157 N R 96 W T 157 N R 95 W T 157 N R 97 W T 157 N R 99 W T 157 N R 98 W T 157 N R 92 W T 157 N R 91 W T 157 N R 90 W T 157 N R 81 W T 157 N R 89 W T 157 N R 82 W T 157 N R 88 W T 157 N R 83 W T 157 N R 87 W T 157 N R 86 W T 157 N R 85 W T 157 N R 84 W T 156 N R 90 W T 156 N R 99 W T 156 N R 100 W T 156 N R 101 W T 156 N R 91 W T 156 N R 97 W T 156 N R 102 W T 156 N R 104 W T 156 N R 103 W T 156 N R 98 W T 156 N R 89 W T 156 N R 92 W T 156 N R 96 W T 156 N R 95 W T 156 N R 93 W T 156 N R 82 W T 156 N R 81 W T 156 N R 94 W T 156 N R 83 W T 156 N R 88 W T 156 N R 87 W T 156 N R 84 W T 156 N R 86 W T 156 N R 85 W T 155 N R 98 W T 155 N R 97 W T 155 N R 93 W T 155 N R 92 W T 155 N R 100 W T 155 N R 99 W T 155 N R 96 W T 155 N R 95 W T 155 N R 91 W T 155 N R 94 W T 155 N R 104 W T 155 N R 103 W T 155 N R 101 W T 155 N R 102 W T 155 N R 90 W T 155 N R 89 W T 155 N R 88 W T 155 N R 87 W T 155 N R 82 W T 155 N R 81 W T 155 N R 85 W T 155 N R 84 W T 155 N R 86 W T 155 N R 83 W T 154 N R 102 W T 154 N R 101 W T 154 N R 104 W T 154 N R 103 W T 154 N R 100 W T 154 N R 99 W T 154 N R 97 W T 154 N R 96 W T 154 N R 93 W T 154 N R 92 W T 154 N R 98 W T 154 N R 89 W T 154 N R 88 W T 154 N R 90 W T 154 N R 95 W T 154 N R 91 W T 154 N R 87 W T 154 N R 86 W T 154 N R 81 W T 154 N R 94 W T 154 N R 85 W T 154 N R 83 W T 154 N R 82 W T 154 N R 84 W T 153 N R 104 W T 153 N R 103 W T 153 N R 90 W T 153 N R 89 W T 153 N R 99 W T 153 N R 98 W T 153 N R 97 W T 153 N R 96 W T 153 N R 102 W T 153 N R 93 W T 153 N R 92 W T 153 N R 101 W T 153 N R 91 W T 153 N R 88 W T 153 N R 100 W T 153 N R 95 W T 153 N R 82 W T 153 N R 81 W T 153 N R 85 W T 153 N R 84 W T 153 N R 83 W T 153 N R 87 W T 153 N R 86 W T 153 N R 94 W T 152 N R 99 W T 152 N R 98 W T 152 N R 102 W T 152 N R 103 W T 152 N R 100 W T 152 N R 97 W T 152 N R 101 W T 152 N R 92 W T 152 N R 104 W T 152 N R 91 W T 152 N R 96 W T 152 N R 90 W T 152 N R 89 W T 152 N R 93 W T 152 N R 94 W T 152 N R 88 W T 152 N R 87 W T 152 N R 95 W T 152 N R 86 W T 152 N R 85 W T 152 N R 84 W T 152 N R 83 W T 152 N R 82 W T 151 N R 101 W T 151 N R 100 W T 151 N R 102 W T 151 N R 99 W T 151 N R 94 W T 151 N R 93 W T 151 N R 103 W T 151 N R 98 W T 151 N R 97 W T 151 N R 95 W T 151 N R 92 W T 151 N R 90 W T 151 N R 89 W T 151 N R 91 W T 151 N R 96 W T 151 N R 104 W T 151 N R 84 W T 151 N R 83 W T 151 N R 82 W T 151 N R 88 W T 151 N R 87 W T 151 N R 86 W T 151 N R 85 W T 150 N R 95 W T 150 N R 94 W T 150 N R 96 W T 150 N R 101 W T 150 N R 100 W T 150 N R 93 W T 150 N R 92 W T 150 N R 102 W T 150 N R 99 W T 150 N R 98 W T 150 N R 91 W T 150 N R 97 W T 150 N R 90 W T 150 N R 89 W T 150 N R 103 W T 150 N R 88 W T 150 N R 87 W T 150 N R 104 W T 150 N R 82 W T 150 N R 83 W T 150 N R 86 W T 150 N R 85 W T 150 N R 84 W T 149 N R 95 W T 149 N R 94 W T 149 N R 101 W T 149 N R 100 W T 149 N R 93 W T 149 N R 96 W T 149 N R 99 W T 149 N R 102 W T 149 N R 92 W T 149 N R 91 W T 149 N R 98 W T 149 N R 97 W T 149 N R 103 W T 149 N R 90 W T 149 N R 89 W T 149 N R 104 W T 149 N R 82 W T 149 N R 88 W T 149 N R 87 W T 149 N R 84 W T 149 N R 83 W T 149 N R 86 W T 149 N R 85 W T 148 N R 94 W T 148 N R 93 W T 148 N R 96 W T 148 N R 95 W T 148 N R 103 W T 148 N R 102 W T 148 N R 101 W T 148 N R 92 W T 148 N R 100 W T 148 N R 99 W T 148 N R 97 W T 148 N R 83 W T 148 N R 84 W T 148 N R 91 W T 148 N R 104 W T 148 N R 82 W T 148 N R 98 W T 148 N R 85 W T 148 N R 88 W T 148 N R 87 W T 148 N R 89 W T 148 N R 90 W T 148 N R 105 W T 148 N R 86 W T 147 N R 102 W T 147 N R 101 W T 147 N R 105 W T 147 N R 104 W T 147 N R 103 W T 147 N R 100 W T 147 N R 85 W T 147 N R 84 W T 147 N R 83 W T 147 N R 99 W T 147 N R 82 W T 147 N R 96 W T 147 N R 95 W T 147 N R 98 W T 147 N R 94 W T 147 N R 89 W T 147 N R 88 W T 147 N R 87 W T 147 N R 97 W T 147 N R 86 W T 147 N R 93 W T 147 N R 90 W T 147 N R 91 W T 147 N R 92 W T 146 N R 103 W T 146 N R 102 W T 146 N R 101 W T 146 N R 104 W T 146 N R 105 W T 146 N R 95 W T 146 N R 94 W T 146 N R 96 W T 146 N R 93 W T 146 N R 92 W T 146 N R 100 W T 146 N R 98 W T 146 N R 97 W T 146 N R 86 W T 146 N R 85 W T 146 N R 91 W T 146 N R 82 W T 146 N R 90 W T 146 N R 89 W T 146 N R 83 W T 146 N R 88 W T 146 N R 87 W T 146 N R 84 W T 146 N R 99 W T 145 N R 102 W T 145 N R 101 W T 145 N R 100 W T 145 N R 99 W T 145 N R 93 W T 145 N R 92 W T 145 N R 103 W T 145 N R 91 W T 145 N R 105 W T 145 N R 104 W T 145 N R 98 W T 145 N R 90 W T 145 N R 97 W T 145 N R 96 W T 145 N R 95 W T 145 N R 94 W T 145 N R 89 W T 145 N R 82 W T 145 N R 88 W T 145 N R 83 W T 145 N R 85 W T 145 N R 84 W T 145 N R 86 W T 145 N R 87 W T 144 N R 102 W T 144 N R 101 W T 144 N R 100 W T 144 N R 103 W T 144 N R 93 W T 144 N R 92 W T 144 N R 104 W T 144 N R 105 W T 144 N R 91 W T 144 N R 94 W T 144 N R 99 W T 144 N R 98 W T 144 N R 95 W T 144 N R 86 W T 144 N R 96 W T 144 N R 97 W T 144 N R 83 W T 144 N R 85 W T 144 N R 84 W T 144 N R 87 W T 144 N R 89 W T 144 N R 90 W T 144 N R 88 W T 143 N R 83 W T 143 N R 92 W T 143 N R 91 W T 143 N R 104 W T 143 N R 103 W T 143 N R 89 W T 143 N R 88 W T 143 N R 102 W T 143 N R 90 W T 143 N R 93 W T 143 N R 84 W T 143 N R 87 W T 143 N R 99 W T 143 N R 98 W T 143 N R 86 W T 143 N R 85 W T 143 N R 101 W T 143 N R 100 W T 143 N R 105 W T 143 N R 97 W T 143 N R 96 W T 143 N R 95 W T 143 N R 94 W T 142 N R 83 W T 142 N R 89 W T 142 N R 88 W T 142 N R 91 W T 142 N R 90 W T 142 N R 93 W T 142 N R 92 W T 142 N R 87 W T 142 N R 86 W T 142 N R 85 W T 142 N R 84 W T 142 N R 103 W T 142 N R 102 W T 142 N R 101 W T 142 N R 94 W T 142 N R 105 W T 142 N R 104 W T 142 N R 97 W T 142 N R 96 W T 142 N R 98 W T 142 N R 99 W T 142 N R 95 W T 142 N R 100 W T 141 N R 90 W T 141 N R 89 W T 141 N R 83 W T 141 N R 88 W T 141 N R 91 W T 141 N R 92 W T 141 N R 93 W T 141 N R 98 W T 141 N R 97 W T 141 N R 85 W T 141 N R 84 W T 141 N R 87 W T 141 N R 99 W T 141 N R 96 W T 141 N R 95 W T 141 N R 86 W T 141 N R 100 W T 141 N R 94 W T 141 N R 101 W T 141 N R 105 W T 141 N R 104 W T 141 N R 102 W T 141 N R 103 W T 140 N R 98 W T 140 N R 84 W T 140 N R 83 W T 140 N R 86 W T 140 N R 90 W T 140 N R 87 W T 140 N R 89 W T 140 N R 88 W T 140 N R 85 W T 140 N R 91 W T 140 N R 94 W T 140 N R 93 W T 140 N R 95 W T 140 N R 97 W T 140 N R 96 W T 140 N R 92 W T 140 N R 104 W T 140 N R 103 W T 140 N R 100 W T 140 N R 99 W T 140 N R 106 W T 140 N R 105 W T 140 N R 101 W T 140 N R 102 W T 139 N R 83 W T 139 N R 94 W T 139 N R 93 W T 139 N R 95 W T 139 N R 96 W T 139 N R 103 W T 139 N R 102 W T 139 N R 104 W T 139 N R 92 W T 139 N R 91 W T 139 N R 90 W T 139 N R 105 W T 139 N R 101 W T 139 N R 98 W T 139 N R 97 W T 139 N R 100 W T 139 N R 99 W T 139 N R 84 W T 139 N R 106 W T 139 N R 89 W T 139 N R 88 W T 139 N R 85 W T 139 N R 87 W T 139 N R 86 W T 138 N R 83 W T 138 N R 86 W T 138 N R 85 W T 138 N R 102 W T 138 N R 101 W T 138 N R 98 W T 138 N R 97 W T 138 N R 94 W T 138 N R 93 W T 138 N R 104 W T 138 N R 103 W T 138 N R 92 W T 138 N R 100 W T 138 N R 99 W T 138 N R 91 W T 138 N R 90 W T 138 N R 89 W T 138 N R 87 W T 138 N R 105 W T 138 N R 84 W T 138 N R 88 W T 138 N R 106 W T 138 N R 96 W T 138 N R 95 W T 137 N R 94 W T 137 N R 93 W T 137 N R 92 W T 137 N R 89 W T 137 N R 88 W T 137 N R 91 W T 137 N R 90 W T 137 N R 100 W T 137 N R 99 W T 137 N R 96 W T 137 N R 95 W T 137 N R 87 W T 137 N R 102 W T 137 N R 101 W T 137 N R 103 W T 137 N R 97 W T 137 N R 84 W T 137 N R 83 W T 137 N R 104 W T 137 N R 86 W T 137 N R 105 W T 137 N R 98 W T 137 N R 106 W T 137 N R 85 W T 136 N R 89 W T 136 N R 88 W T 136 N R 84 W T 136 N R 97 W T 136 N R 90 W T 136 N R 94 W T 136 N R 93 W T 136 N R 96 W T 136 N R 92 W T 136 N R 105 W T 136 N R 104 W T 136 N R 102 W T 136 N R 98 W T 136 N R 100 W T 136 N R 99 W T 136 N R 87 W T 136 N R 95 W T 136 N R 101 W T 136 N R 91 W T 136 N R 86 W T 136 N R 85 W T 136 N R 103 W T 136 N R 106 W T 135 N R 86 W T 135 N R 85 W T 135 N R 84 W T 135 N R 87 W T 135 N R 93 W T 135 N R 92 W T 135 N R 88 W T 135 N R 91 W T 135 N R 90 W T 135 N R 89 W T 135 N R 94 W T 135 N R 95 W T 135 N R 96 W T 135 N R 97 W T 135 N R 98 W T 135 N R 103 W T 135 N R 102 W T 135 N R 101 W T 135 N R 100 W T 135 N R 99 W T 135 N R 105 W T 135 N R 104 W T 135 N R 106 W BOTTINEAU DIVIDE BURKE RENVILLE SHERIDAN WARD WILLIAMS ROOSEVELT MOUNTRAIL RICHLAND MCKENZIE MCLEAN DUNN MERCER WIBAUX BILLINGS GOLDEN VALLEY OLIVER STARK MORTON SLOPE HETTINGER SHELL MERIDIAN BASIC APACHE WHITING JERRY WHITING W. SUMMIT WHITING COASTAL CONOCOPHILLIPS JERRY BASIC MISSOURI KELLY MERIDIAN BURLINGTON KAISER-FRANCIS JERRY CITATION WHITING CITATION JERRY ST. MISSOURI BURLINGTON WHITING WESTPORT FLORIDA BURLINGTON NANCE ST. ST. MISSOURI WILLISTON NANCE SUMMIT SUMMIT CITATION SUMMIT BTA XTO BTA JETTISON WILLISTON BTA CONDOR JETTISON CONTINENTAL GALAXY CITATION ENCORE MARATHON GEOLINEAR ORION TEXACO FILCO ENCORE RIGEL RIGEL WESCO PETRO-HUNT ANR ST. WESCO PETRO-HUNT SLAWSON PRIDE HILLIARD TEXACO APACHE ANR ANR ANR ST. ST. HILLIARD SLAWSON ENCORE RANCH ENCORE EQUITABLE CHAPARRAL AMPOLEX BASIC PHILLIP BURLINGTON PETRO-HUNT ST. ST. ENCORE ASTRAL PETRO-HUNT FILCO ST. RANCH BURLINGTON ARSENAL EAGLE PANAMERICANINTERNATIONAL TEXAKOTA TEXAKOTA BERCO RIO PINTAIL GALAXY OCEAN JENEX GALAXY SAMUEL SAMUEL SAMUEL MUREX DEPCO BERCO TEXAKOTA CHEVRON BURLINGTON MERIDIAN JETTISON BURLINGTON BURLINGTON SLAWSON ST. WHITING ST. MERIDIAN PRIDE CHESAPEAKE BASIC BURLINGTON CONDOR ST. PETRO-HUNT CONSTRUCTION KISSINGER CITATION SHELL SHELL BURLINGTON ANR BASIC CHOCTAW WHITING SAMUEL WHITING BASIC WHITING BURLINGTON MERIDIAN WHITING WHITING BTA MERIDIAN BURLINGTON WHITING JP WHITING WHITING WHITING WHITING BURLINGTON WHITING ABRAXAS WHITING WHITING BURLINGTON JP BURLINGTON ST. AXEM PETRO-HUNT ST. WHITING WHITING SUMMIT CHOCTAW WHITING PRIDE XTO SUMMIT WHITING WHITING WHITING WHITING PRIDE XTO ST. XTO JP BURLINGTON XTO JP XTO CHOCTAW WHITING XTO JP ABRAXAS XTO ENCORE ENCORE WHITING BASIC CENEX BTA CHOCTAW ENCORE XTO ST. ENCORE WHITING ENCORE WHITING WHITING WHITING ABRAXAS WHITING XTO CONTINENTAL BERCO CITATION SAMSON ORION ANSCHUTZ AMERICAN ANADARKO CONOCOPHILLIPS WHITING CHAPARRAL ENCORE BURLINGTON ENCORE ENCORE ST. ST. ST. BTA PHILLIP ST. ST. ANR PARKWAY WHITING ST. BURLINGTON ST. ST. PHILLIP ST. ST. ST. ST. MERIDIAN BURLINGTON ST. ST. PACIFIC ST. ST. BURLINGTON BURLINGTON BURLINGTON WHITING ST. ENDEAVOR HUNT FILCO ST. ST. ST. WHITING BURLINGTON CONOCOPHILLIPS ST. ST. ST. ST. ST. ST. ST. BURLINGTON RANCH ST. WHITING ST. ST. BURLINGTON CHAPARRAL RANCH ST. MISSOURI ST. ST. ST. RANCH ST. ST. ST. ST. ENCORE WHITING ST. BURLINGTON ST. ST. ST. RANCH BURLINGTON ST. XTO GRIFFON ST. BURLINGTON BURLINGTON ST. BURLINGTON BTA WHITING ST. ST. ST. ST. WHITING PROSPECTIVE PRIDE ST. XTO BURLINGTON CONDOR XTO LEEDE TEXAKOTA TEXAKOTA MISSOURI ORYX HESS MUREX BURLINGTON BASIC WHITING MISSOURI ABRAXAS XTO MISSOURI ST. WHITING PENNZOIL ST. ENERPLUS HESS THE MARATHON XTO BURNETT BURLINGTON WHITING XTO BURLINGTON WHITING WHITING ST. PETRO-HUNT AMERICAN G3 CARL ST. WHITING RANCH BURLINGTON CHAPARRAL WHITING WHITING XTO BURLINGTON WHITING ST. BTA BURLINGTON CONTINENTAL ARMSTRONG XTO ST. BTA ENCORE ST. ARMSTRONG CHOCTAW SAMSON ENCORE ST. BURLINGTON WHITING ST. ST. BURLINGTON ST. ST. BURLINGTON WHITING XTO WHITING BTA XTO CONTINENTAL ST. XTO XTO BAYTEX ANSCHUTZ ST. HESS WHITING XTO XTO EAGLE MARATHON ST. BURLINGTON SAMSON WHITING SUMMIT BTA SAMSON ANSCHUTZ HESS ST. XTO BURLINGTON HESS MUREX OTCR MARATHON HESS BTA XTO SAMSON HESS MUREX XTO ENCORE HESS WHITING SUMMIT PETRO-HUNT MUREX WHITING MUREX HESS ST. XTO CONTINENTAL BAYTEX ANSCHUTZ OTCR MISSOURI ARMSTRONG XTO SLAWSON MUREX WHITING MARATHON HESS SAMSON XTO KODIAK HESS EOG WHITING ANSCHUTZ CONTINENTAL ANSCHUTZ WHITING WHITING BRIGHAM MARATHON MUREX HESS XTO ANSCHUTZ MARATHON ENCORE HESS HESS BRIGHAM MUREX PETRO-HUNT XTO KODIAK ENCORE XTO CONTINENTAL ANSCHUTZ EOG XTO CONTINENTAL HESS MUREX MARATHON BRIGHAM ANSCHUTZ MARATHON XTO CONTINENTAL ANSCHUTZ XTO PDC KODIAK BURLINGTON EOG XTO MUREX HESS CONTINENTAL CONTINENTAL EVERTSON HESS SAMSON CONTINENTAL ENCORE ANSCHUTZ ST. PETRO-HUNT HESS TEXAKOTA HESS MUREX ANSCHUTZ EOG PDC SAMSON PDC CONTINENTAL XTO XTO HESS CONTINENTAL HESS MARATHON CONTINENTAL PETRO-HUNT PETRO-HUNT ANSCHUTZ SLAWSON BURLINGTON EOG WHITING WHITING MUREX POGO POGO ENCORE CONTINENTAL SAMSON CONTINENTAL BURLINGTON XTO HESS XTO ANSCHUTZ CONTINENTAL HESS ENERPLUS HESS CONTINENTAL CONTINENTAL SAMSON ANSCHUTZ CONTINENTAL EOG MUREX PETRO-HUNT PETRO-HUNT HESS ENCORE WHITING EOG HESS HESS EOG HESS XTO HESS HESS PETRO-HUNT EOG MARATHON EOG SAMSON ANSCHUTZ ENCORE MARATHON PETRO-HUNT SLAWSON BURLINGTON CONTINENTAL CONTINENTAL HESS XTO HESS ENCORE CONTINENTAL EOG EOG CONTINENTAL XTO HESS EOG MARATHON HESS SAMSON CONTINENTAL CONTINENTAL HESS PETRO-HUNT SAMSON PETRO-HUNT MARATHON BURLINGTON HESS HELIS EOG XTO HESS CONTINENTAL MARATHON HESS MARATHON MARATHON ENCORE MARATHON MARATHON KODIAK CONTINENTAL HELIS HESS HESS EOG WHITING XTO HESS CONTINENTAL EOG BURLINGTON MUREX XTO CONTINENTAL MARATHON ENCORE CONTINENTAL CONTINENTAL MARATHON MARATHON CONTINENTAL MARATHON TRACKER MARATHON HESS BURLINGTON EOG EOG HUNT XTO HESS XTO SAMSON EOG SINCLAIR EOG PETRO-HUNT ENCORE PETRO-HUNT MARATHON CONTINENTAL BURLINGTON TRACKER HESS EOG HESS FIDELITY MUREX HESS HESS EOG HESS XTO MARATHON SAMSON MARATHON MARATHON CONTINENTAL MARATHON PETRO-HUNT BURLINGTON SLAWSON WHITING EOG WHITING BRIGHAM HESS BRIGHAM CONTINENTAL MARATHON BRIGHAM MARATHON HESS HESS XTO TRACKER XTO CONTINENTAL MARATHON MARATHON HESS BURLINGTON NEWFIELD EOG HUNT FIDELITY MUREX HESS EOG ENCORE MARATHON HESS CONTINENTAL SAMSON CONTINENTAL CONTINENTAL MARATHON MARATHON MARATHON BURLINGTON MARATHON TRACKER ANSCHUTZ BURLINGTON HESS EOG EOG WHITING HESS BRIGHAM HESS XTO EOG ENCORE MARATHON BURLINGTON MARATHON HESS HESS SAMSON MARATHON ENCORE MARATHON MARATHON MARATHON TRACKER BURLINGTON CONTINENTAL XTO SLAWSON NEWFIELD EOG EOG EOG FIDELITY EOG HESS HESS HESS HESS HESS BRIGHAM MUREX MARATHON PEAK HUNT WHITING BURLINGTON FIDELITY MARATHON MARATHON CONTINENTAL MARATHON MARATHON BURLINGTON PETRO-HUNT HELIS HESS EOG SLAWSON EOG HESS OASIS HESS XTO CONTINENTAL NEWFIELD MARATHON MARATHON SUMMIT OASIS PETRO-HUNT CONTINENTAL BAYTEX CONTINENTAL MARATHON MARATHON MARATHON TRACKER MARATHON CONTINENTAL MARATHON CONTINENTAL ENCORE CONTINENTAL HELIS BURLINGTON PETRO-HUNT ST. EOG EOG EOG EOG WHITING EOG FIDELITY EOG EOG EOG WHITING EOG HESS HESS BRIGHAM HESS HESS EOG MUREX WHITING XTO HESS PEAK BURLINGTON WHITING SLAWSON MUREX BURLINGTON EOG HUNT OASIS CONTINENTAL WHITING EOG CONTINENTAL SAMSON MARATHON PENN-VIRGINIA CONTINENTAL MARATHON MARATHON TRACKER HELIS PETRO-HUNT CONTINENTAL HESS BURLINGTON BURLINGTON WHITING EOG EOG FIDELITY HUNT EOG EOG HESS BURLINGTON SINCLAIR OASIS MARATHON NEWFIELD MARATHON CONTINENTAL MARATHON PEAK CONTINENTAL PENN-VIRGINIA MARATHON MARATHON KODIAK MARATHON BURLINGTON SLAWSON WHITING EOG EOG FIDELITY WHITING EOG WHITING HESS EOG SLAWSON BRIGHAM HESS HUNT EOG SLAWSON HESS CONTINENTAL CONTINENTAL HESS EOG EOG EOG CONTINENTAL HESS HESS XTO TRACKER MARATHON HELIS MARATHON ST. SUMMIT ST. OASIS CONTINENTAL SAMSON MARATHON MARATHON CONTINENTAL BURLINGTON MARATHON TRACKER MARATHON HELIS BURLINGTON ENCORE EOG MARATHON EOG EOG WHITING FIDELITY HESS EOG EOG HESS MUREX SLAWSON BRIGHAM HESS MUREX ENCORE XTO ENCORE CONTINENTAL ENCORE BURLINGTON HESS HESS MARATHON EOG CONTINENTAL MARATHON BURLINGTON HUNT OASIS MARATHON CONTINENTAL SAMSON MARATHON MARATHON PEAK MARATHON BURLINGTON SUMMIT BURLINGTON NEWFIELD HESS BURLINGTON BURLINGTON BURLINGTON XTO MARATHON EOG FIDELITY SINCLAIR EOG OASIS OASIS WHITING HESS HUNT HESS TRACKER BRIGHAM WHITING WHITING SLAWSON ST. XTO HESS CONTINENTAL WHITING CONTINENTAL OASIS OASIS OASIS HESS CONTINENTAL CONTINENTAL MARATHON NEWFIELD MARATHON CONTINENTAL BURLINGTON CONTINENTAL MARATHON MARATHON TRACKER TRACKER XTO PETRO-HUNT HESS ENCORE SUNDANCE HELIS BURLINGTON BURLINGTON PETRO-HUNT ENCORE SUMMIT ZENERGY QUESTAR EOG EOG EOG EOG EOG WHITING EOG SLAWSON EOG WHITING FIDELITY FIDELITY HESS EOG HUNT HESS HESS MUREX SLAWSON SINCLAIR EOG EOG HESS CONTINENTAL BRIGHAM EOG BURLINGTON BURLINGTON BURLINGTON EOG SLAWSON MARATHON XTO HESS ZAVANNA MARATHON HUNT WHITING FIDELITY HESS CONTINENTAL BRIGHAM OASIS MARATHON PEAK EOG XTO SUMMIT CONTINENTAL CONTINENTAL MARATHON BURLINGTON MARATHON MARATHON MARATHON TRACKER TRACKER ENCORE HELIS ENCORE PANTHER BURLINGTON BURLINGTON MARATHON FIDELITY WHITING HESS HUNT MUREX HESS HESS MARATHON SLAWSON HUNT SINCLAIR XTO CONTINENTAL SAMSON MARATHON MARATHON CONTINENTAL BURLINGTON HESS CONTINENTAL WHITING OASIS MARATHON WHITING CONTINENTAL WHITING HESS OASIS PDC SAMSON PEAK NEWFIELD MARATHON BURLINGTON MARATHON ENCORE BURLINGTON BURLINGTON ENCORE ENCORE BURLINGTON PETRO-HUNT NEWFIELD HESS EOG EOG EOG EOG EOG EOG EOG EOG WHITING EOG EOG HESS EOG EOG EOG HESS WHITING HUNT FIDELITY HESS EOG WHITING EOG WHITING EOG ZAVANNA MUREX XTO SAMSON MARATHON FIDELITY SLAWSON CONTINENTAL EOG MARATHON HELIS XTO EOG WHITING PETRO-HUNT EOG WHITING CONTINENTAL XTO CONTINENTAL MARATHON MARATHON BURLINGTON MARATHON CONTINENTAL ST. EOG EOG EOG HESS HESS HESS FIDELITY HESS XTO CONTINENTAL CONTINENTAL CONTINENTAL TRACKER BURLINGTON WHITING MARATHON BURLINGTON HUNT HESS FIDELITY QUESTAR TRACKER EOG MUREX WHITING HESS HESS MARATHON MARATHON SLAWSON WHITING MARATHON MARATHON BURLINGTON EOG HESS KODIAK BURLINGTON TRACKER ZENERGY BURLINGTON HESS CONTINENTAL KODIAK NEWFIELD MARATHON ANSCHUTZ CONTINENTAL SAMSON FIDELITY XTO WHITING FIDELITY MARATHON TRACKER EOG XTO EOG EOG SLAWSON BURLINGTON XTO EOG BURLINGTON PANTHER FIDELITY PEAK SINCLAIR SLAWSON NEWFIELD ENCORE PEAK WHITING CONTINENTAL MARATHON BURLINGTON BURLINGTON XTO SLAWSON XTO TRACKER MARATHON HESS BURLINGTON CONTINENTAL ANSCHUTZ BURLINGTON OASIS MUREX HESS XTO ST. HESS XTO STETSON HESS HUNT BURLINGTON MARATHON EOG BURLINGTON WHITING BURLINGTON EOG XTO OASIS SLAWSON MARATHON SLAWSON HESS EOG MARATHON EOG ZENERGY TRACKER EOG BAYTEX EOG ANSCHUTZ ST. EOG WHITING NEWFIELD CIRQUE BRIGHAM BRIGHAM CONTINENTAL MARATHON OASIS KODIAK HESS PEAK SINCLAIR BURLINGTON HUNT SAGEBRUSH NEWFIELD CONTINENTAL CONTINENTAL HUNT HESS HESS CONTINENTAL HUNT TRACKER MARATHON MARATHON SLAWSON SLAWSON FIDELITY MARATHON HESS WHITING CONTINENTAL MARATHON HESS WHITING SLAWSON HESS SLAWSON CONTINENTAL OASIS BRIGHAM BURLINGTON MARATHON WHITING FIDELITY EOG CONTINENTAL MUREX XTO EOG KODIAK XTO EOG TRACKER EOG WHITING HUNT WHITING XTO CONTINENTAL MARATHON MARATHON MARATHON HESS WHITING BURLINGTON WHITING MARATHON ENCORE XTO PETRO-HUNT WINDSOR TRACKER XTO HESS BURLINGTON HESS FIDELITY WHITING SLAWSON HESS HUNT NEWFIELD CONTINENTAL ANSCHUTZ EOG CONTINENTAL ZENERGY BURLINGTON WHITING EOG MARATHON MARATHON MARATHON XTO MARATHON PETRO-HUNT KODIAK BURLINGTON SUMMIT ENCORE HESS HESS BURLINGTON SLAWSON ZENERGY WHITING XTO BURLINGTON XTO MARATHON FIDELITY CONTINENTAL XTO CONTINENTAL EOG EOG XTO ZENERGY BAYTEX MARATHON EOG EOG EOG EOG XTO EOG WHITING WHITING MARATHON WHITING HESS EOG HUNT CIRQUE TRACKER HUNT KODIAK CONTINENTAL MARATHON ANSCHUTZ FIDELITY MARATHON XTO EOG WHITING ZENERGY PETRO-HUNT SLAWSON HESS EOG EOG EOG EOG PEAK ZENERGY BRIGHAM EOG HESS XTO CONTINENTAL EOG XTO EOG EOG EOG EOG EOG EOG EOG EOG MARATHON KODIAK EOG EOG EOG HUNT PETRO-HUNT WHITING CONTINENTAL BURLINGTON EOG ANSCHUTZ EOG HESS EOG NEWFIELD EOG OASIS EOG EOG EOG MARATHON WHITING XTO ZENERGY QUESTAR SLAWSON EOG EOG EOG EOG XTO EOG EOG EOG EOG XTO MARATHON SLAWSON PEAK EOG EOG SAMSON EOG WHITING HESS EOG TRACKER HUNT BURLINGTON HESS TRACKER MUREX WHITING EOG CONTINENTAL CONTINENTAL HESS EOG SLAWSON WHITING WHITING FIDELITY HUNT NEWFIELD SLAWSON BURLINGTON BRIGHAM CONTINENTAL PEAK_PROD - PEAK_BOE_PER_DAY - PEAK_BOE_PER_DAY FEET 0 112,297 PETRA 5/16/2011 2:43:25 PM Williams - Southern Divide • 13,200 net acres • 47 gross wells • 0.66 net wells • 6% of acreage HBP • Continental, Hess & Brigham are top 3 operators Mountrail - Southern Burke • 13,250 net acres • 40 gross wells • 0.82 net wells • 8% of acreage is HBP • EOG, Oasis & Continental are top 3 operators McKenzie - Dunn • 5,800 net acres • 38 gross wells • 0.58 net wells • 12% of acreage is HBP • Kodiak, Continental & Oxy are top 3 operators 17

TICKER: ASEN (OTCBB) ASENERGYCORP.COM AMERICAN STANDARD ENERGY CORP’S BAKKEN OPERATOR MIX We Are Participating With Best In Class Bakken Operators 22% 14% 12% 8% 7% 6% 6% 5% 20% Continental EOG Oasis Brigham Marathon Crescent Point Petro-Hunt Slawson All Others 18

TICKER: ASEN (OTCBB) ASENERGYCORP.COM BAKKEN SHALE ECONOMICS Average Well Statistics • 400 - 500,000+ EUR • 1,000 - 2,000+ BOEPD IP • 90% Oil / 10% Gas 2012 CAPEX : • Participate in 3 - 6 net new wells • Estimate $27 - 54 MM in CAPEX in Williston Basin 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $75.00 $85.00 $95.00 $105.00 IRR Price of Crude Oil Bakken Economics by Well Cost and Price of Oil IRR @ $8.5mm IRR @ $9.0mm IRR @ $9.5mm 19

TICKER: ASEN (OTCBB) ASENERGYCORP.COM UNCONVENTIONAL PLAY COMPARISON Exposure to Multiple Shale Formations SHALE WOLFCAMP BAKKEN EAGLE FORD NIOBRARA BASIN Midland Williston South Texas DJ Basin AGE Permian Late Devonian / Early Mississippian Mississippian Cretaceous DEPTH (feet) 4,000 - 8,000 7,000 - 11,000 8,000 - 12,000 7,000 - 9,000 THICKNESS (feet) 2,500 - 3,000 20 - 140 150 - 350 270 - 375 TOC (%) 2.2 - 7.2 2.0 - 18.0 2.0 - 6.5 4.0 - 4.5 TOTAL POROSITY (%) 4 - 11 3 - 12 4 - 15 10 - 18 OOIP ( MMBoe ) / 640 Acres 119 - 182 5 - 10 27 - 57 20 - 30 NET ACRES 19,900 42,200 7,400 25,800 NET DRILLABLE LOCATIONS 200 (100 acre spacing) 261 (4 wells in Bakken and 4 wells in Three Forks per 1280 spacing) 65 (100 acre spacing) 40 (1 well per 640) 20

COMPANY HIGHLIGHTS

- American Standard Energy Corp has a multi-year drilling inventory and rapidly increasing production across three of the most prolific basins in the US today:
  - 29,000 net acre position in the Permian Basin;
  - 7,400 net acres in the Eagle Ford Shale formation of South Texas; and
  - 42,200 net acres of minority interest, non-operated leases in the Bakken.

Management:

Scott Feldhacker, Chief Executive Officer

Richard MacQueen, President

Scott Mahoney, Chief Financial Officer

Investor Relations:

Jon Kruljac, GVC Advisors

Phone: (720) 488-4711

Email: jkruljac@gvcadvisors.com

Corporate Office:

4800 N Scottsdale Rd, Suite 1400

Scottsdale, AZ 85226

Phone: (480) 371-1929

Fax: (480) 990-2732

Website: www.asenergycorp.com

TICKER: ASEN (OTCBB)

ASENERGYCORP.COM

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